Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	301,468.1
Total Transaction Valuation	1,969,092,773.05
Total Offset Amount	0
Net Fee	$ 301,468.1